Exhibit 99.906 CERT

Exhibit 19(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Leland Clemons, Jr., Chairman of BondBloxx ETF Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant for the annual period ended October 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 29, 2025	/s/ Leland Clemons, Jr.
Leland Clemons, Jr.
(Chairman of the Board)*

*	Pursuant to a letter dated December 2, 2025, from Ms. Joanna Gallegos, Chief Executive Officer and President of the Registrant, delegating to Mr. Clemons the duties and responsibilities of the Registrant’s Chief Executive Officer and President in connection with the preparation and finalization of the Report.

Exhibit 19(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Tony Kelly, Treasurer (Principal Financial Officer) of BondBloxx ETF Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant for the annual period ended October 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 29, 2025	/s/ Tony Kelly
Tony Kelly, Treasurer
(Principal Financial Officer)